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                                                                                                               "DRAFT"

                               | Pacific Life and Annuity                                               PACIFIC PORTFOLIOS
[LOGO] PACIFIC LIFE & ANNUITY  | P.O. Box 7187                                                            VARIABLE ANNUITY
                               | Pasadena, CA 91109-7187                                                       APPLICATION
                               | (800)748-6907                                                                    NEW YORK
                                      SEE INSTRUCTIONS FOR MAILING ADDRESS

PLEASE TYPE or PRINT. SEE INSTRUCTIONS TO ASSIST YOU IN COMPLETING THIS APPLICATION.
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/ 1/ ANNUITANT Name (FIRST, MIDDLE INITIAL, LAST)                           | Birth Date (MO/DAY/YR) | Phone Number
                                                                            | ____/____/____________ | (      )
     -------------------------------------------------------------------------------------------------------------------------------
     Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)                                     | Sex
                                                                                                           |   / / M    / / F
     -------------------------------------------------------------------------------------------------------------------------------
     City, State & ZIP Code                                                             | SSN/TIN
                                                                                        |
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[SIDENOTE:] OPTIONAL
     ADDITIONAL ANNUITANT COMPLETE THIS SECTION TO NAME ADDITIONAL ANNUITANT. NOT APPLICABLE FOR QUALIFIED CONTRACTS.
     CHECK ONE  / / Joint   / / Contingent
     ADDITIONAL OWNER Name (FIRST, MIDDLE INITIAL, LAST)                                             | Birth Date (MO/DAY/YR)
                                                                                                     | ____/____/____________
     -------------------------------------------------------------------------------------------------------------------------------
     Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)                               | Sex
                                                                                                     |   / / M    / / F
     -------------------------------------------------------------------------------------------------------------------------------
     City, State & ZIP Code                                                             | SSN/TIN
                                                                                        |
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/ 2/ IF OWNER(S) AND ANNUITANT(S) ARE THE SAME, IT IS NOT NECESSARY TO COMPLETE SECTION 2. IF TRUST IS OWNER, ALSO
     COMPLETE TRUST CERTIFICATION FORM.
     OWNER Name (FIRST, MIDDLE INITIAL, LAST)                               | Birth Date (MO/DAY/YR) | Phone Number
                                                                            | ____/____/____________ | (      )
     -------------------------------------------------------------------------------------------------------------------------------
     Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)                               | Sex
                                                                                                     |   / / M    / / F
     -------------------------------------------------------------------------------------------------------------------------------
     City, State & ZIP Code                                                             | SSN/TIN
                                                                                        |
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[SIDENOTE:] OPTIONAL
     Name (FIRST, MIDDLE INITIAL, LAST) Not Applicable for Qualified Contracts
     CHECK ONE  / / Joint   / / Contingent                                                           | Birth Date (MO/DAY/YR)
                                                                                                     | ____/____/____________
     -------------------------------------------------------------------------------------------------------------------------------
     Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)                               | Sex
                                                                                                     |   / / M    / / F
     -------------------------------------------------------------------------------------------------------------------------------
     City, State & ZIP Code                                                             | SSN/TIN
                                                                                        |
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/ 3/ BENEFICIARY Name (FIRST, MIDDLE INITIAL, LAST) USE SPECIAL REQUESTS SECTION TO PROVIDE ADDITIONAL BENEFICIARIES OR
                                                    BENEFICIARY INFORMATION.
                                                                                Select one  / / Primary  / / Contingent
     -------------------------------------------------------------------------------------------------------------------------------
     ADDITIONAL BENEFICIARY (FIRST, MIDDLE INITIAL, LAST) IF NO BOXES ARE CHECKED, DEFAULT WILL BE JOINT PRIMARY
                                                          BENEFICIARIES.
                                                                                Select one  / / Primary  / / Contingent
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/ 4/ CONTRACT TYPE SELECT ONE                                                            | QUALIFIED CONTRACT PAYMENT TYPE IF NO
                                                                                         | YEAR IS INDICATED, CONTRIBUTION DEFAULTS
     / / Non-Qualified      / / SIMPLE IRA         / / Custodial Held IRA / / Ksogh/HR10 | TO CURRENT TAX YEAR.
                                                                                         |
     / / Conduit IRA        / / SEP-IRA            / / 401(a) Pension *   / / TSA/403(b) |
                                                                                         | / / Rollover ... $_______
     / / IRA                / / Conversion Roth IRA/ / 401(k) *                          |
                                                                                         | / / Contribution $_______for tax year____
     / / Contributory Roth IRA        * ALSO COMPLETE QUALIFIED PLAN CERTIFICATION FORM. |
                                                                                         |                  $_______for tax year____
     COMPLETE ROTH/SIMPLE FORM IF THE SIMPLE IRA BOX IS CHECKED.                         |
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/ 5/ ISSUE STATE ABBREVIATE STATE NAME   N Y    |/ 6/ INITIAL PURCHASE PAYMENT INDICATE THE FORM OF INITIAL PAYMENT.
     IN WHICH APPLICATION IS SIGNED      - -    |     / / 1035 exchange/estimate transfer $________ / / Amt. enclosed $__________
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/ 7/ REPLACEMENT Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction, assuming the Contract applied for will be issued?
        / / Yes  / / No    IF YES, PROVIDE THE INFORMATION BELOW AND ATTACH ANY REQUIRED STATE REPLACEMENT AND/OR 1035 EXCHANGE/
                           TRANSFER FORMS. USE THE SPECIAL REQUESTS SECTION FOR ADDITIONAL INSURANCE COMPANIES AND CONTRACT NUMBERS.

     Insurance Company Name             | Contract Number  | Contract Type Being Replaced
                                        |                  |  / / Life Insurance      / / Fixed Annuity      / / Variable Annuity
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     G95-00NY 9/99                                                                                              [BARCODE]
                                                                                  1600-9A                  * 1 6 0 0 - 9 A 1 *

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/ 8/ ALLOCATION OPTIONS IF REBALANCING, USE PERCENTAGES ONLY. SEE INSTRUCTIONS FOR PORTFOLIO MANAGER NAMES.

     Fixed ...............................PACIFIC LIFE _________ | Large-Cap Value ..........................SALOMON _________
     DCA Plus ............................PACIFIC LIFE _________ | Mid-Cap Value .............................LAZARD _________
     Money Market ........................PACIFIC LIFE _________ | Equity .............................GOLDMAN SACHS _________
     High Yield Bond .....................PACIFIC LIFE _________ | Bond and Income ....................GOLDMAN SACHS _________
     Managed Bond ...............................PIMCO _________ | Equity Index .......................BANKERS TRUST _________
     Growth ..........................CAPITAL GUARDIAN _________ | Small-Cap Index ....................BANKERS TRUST _________
     Govt. Securities ...........................PIMCO _________ | REIT ..............................MORGAN STANLEY _________
     Aggressive Equity ...............ALLIANCE CAPITAL _________ | International .....................MORGAN STANLEY _________
     Growth LT ..................................JANUS _________ | Emerging Markets ......................BLAIRLOGIE _________
     Equity Income ...................J.P. MORGAN INV. _________ | [XXXXXXXX ......................................X _________]
     Multi-Strategy ..................J.P. MORGAN INV. _________ | [XXXXXXXX ......................................X _________]
                                                                    MUST EQUAL 100% OR FULL PURCHASE PAYMENT AMOUNT. _________
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/ 9/ REBALANCING  / / Yes, rebalance the variable accounts to the allocation percentages shown | Start Date (MO/DAY/YR) Default is
         in Section 10. CHOOSE ONE FREQUENCY.  / / Quarterly  / / Semi-Annually  / / Annually  | first business day of frequency
                                                                                               | selected ____/____/____________
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/10/ SPECIAL REQUESTS IF ADDITIONAL SPACE IS NEEDED, ATTACH LETTER SIGNED AND DATED BY OWNER(S).








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/11/ ANNUITY START DATE CONTRACT WILL ANNUITIZE ON THIS DATE.                                       | Annuity Start Date (MO/DAY/YR)
     START DATE CANNOT BE PRIOR TO THE FIRST CONTRACT ANNIVERSARY.                                 |    ____/____/____________
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/12/ PRE-AUTHORIZED CHECKING (PAC) FOR ADDITIONAL PURCHASE PAYMENTS               |   PAC AMOUNT   | PAC START DATE (MO/DAY/YR)
     Each month deduct from my account shown on the attached voided check, the    |                |
     amount indicated in the box at the right. PAYMENTS WILL BE APPLIED ACCORDING |                |    ____/____/____________
     TO THE ALLOCATIONS ON THIS APPLICATION OR MORE CURRENT INSTRUCTIONS, IF ANY. |                | DEFAULT START DATE IS ONE
     TO BEGIN PAC, THE FIRST MINIMUM INSTALLMENT MUST ACCOMPANY THIS APPLICATION. | $_____________ | MONTH FROM ISSUE.
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[SIDENOTE:] OPTIONAL PROGRAM
/13/ TRANSFERS CHOOSE ONE OF THE FOUR TRANSFER OPTIONS UNDER SECTION A, THEN INDICATE A SINGLE SOURCE ACCOUNT AND DIFFERENT TARGET
     ACCOUNTS. IF SECTION 8 IS BLANK, 100% OF PURCHASE PAYMENT WILL BE ALLOCATED TO THE SOURCE ACCOUNT BELOW. FOR DCA PLUS, TERM
     MUST BE LESS THAN OR EQUAL TO THE MAXIMUM TERM AVAILABLE. IF NOT SPECIFIED, DEFAULT IS MAXIMUM TERM AVAILABLE.
        A. DOLLAR COST AVERAGING TRANSFER AND TERM OPTIONS           EARNINGS SWEEP TRANSFER OPTION
                                                                    |
          1. / / DCA Plus for _____ # of months                     |  5. / / Sweep the previous period's earnings.
                                                                    |
          2. / / Deplete the source account in _____ # of transfers |     Take from one of the following accounts.
                                                                    |     / / Fixed Option    / / Money Market
          3. / / Transfer $_________ each time for _____ years      |
                                                                    |
          4. / / Transfer _______% annually for _____ years         |

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        B. TRANSFER FREQUENCY                                                   | C. START DATE (MO/DAY/YR)
                                                                                |                   ____/____/____________
          / / Monthly   / / Quarterly   / / Semi-Annually   / / Annually        | DEFAULT START DATE IS ONE MONTH FROM ISSUE.
     -------------------------------------------------------------------------------------------------------------------------------
        D. SOURCE ACCOUNT COMPLETE IF 1, 2, OR 3 IS SELECTED     | E. TARGET ACCOUNT MUST BE DIFFERENT THAN SOURCE ACCOUNT.
           ABOVE FROM SECTION A. CHOOSE ONE. SOURCE ACCOUNT      |    INDICATE EITHER WHOLE PERCENTAGE OR DOLLAR AMOUNTS.
           CANNOT BE TARGET ACCOUNT.                             |
           / / DCA Plus OPTION 1 ONLY  |   / / Large-Cap Value   |       Money Market __________   |   Large-Cap Value __________
           / / Money Market            |   / / Mid-Cap Value     |    High Yield Bond __________   |     Mid-Cap Value __________
           / / High Yield Bond         |   / / Equity            |       Managed Bond __________   |            Equity __________
           / / Managed Bond            |   / / Bond and Income   |   Govt. Securities __________   |   Bond and Income __________
           / / Govt. Securities        |   / / Equity Index      |             Growth __________   |      Equity Index __________
           / / Growth                  |   / / Small-Cap Index   |  Aggressive Equity __________   |   Small-Cap Index __________
           / / Aggressive Equity       |   / / REIT              |          Growth LT __________   |              REIT __________
           / / Growth LT               |   / / Emerging Markets  |      Equity Income __________   |     INTERNATIONAL __________
           / / Equity Income           |   / / Emerging Markets  |     Multi-Strategy __________   |  Emerging Markets __________
           / / Multi-Strategy          |  [/ / XXXXXXXXX]        |         [XXXXXXXXX __________]  |        [XXXXXXXXX __________]
                                                                       TOTAL MUST EQUAL 100% OR FULL $ TRANSFER AMOUNT __________
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     G95-00NY 9/99                                                                                              [BARCODE]
                                                                                1600-9A                    * 1 6 0 0 - 9 A 2 *

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/14/ PRE-AUTHORIZED WITHDRAWALS WITHDRAWAL TO BE ISSUED BY CHECK UNLESS SECTION I IS COMPLETED AND VOIDED CHECK ATTACHED.
     A. CHOOSE ONE WITHDRAWAL OPTION                          | B. WITHDRAWAL AMOUNT TO BE WILL BE GROSS IF SELECTED.
                                            % of contract     | / / Net of Charges        / / Gross of charges
         / /$_________each time / /________ value annually    | AVAILABLE FOR DOLLAR AMOUNT ONLY.
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     C. 72(t)/72(q) CHECK BOX IF WITHDRAWAL IS A    | D. START DATE (MO/DAY/YR)    |E. FREQUENCY
           CONTINUATION OF A SERIES OF SUBSTANTIALLY|                              |
           EQUAL PERIODIC PAYMENTS                  |      ____/____/____________  |   / / Monthly   / / Semi-Annually
       / / UNDER SECTION IRC 72(t)OR 72(q) NOT      |                              |
           CALCULATED BY PACIFIC LIFE.              |     DEFAULT START DATE IS    |
                                                    |     ONE MONTH FROM ISSUE.    |   / / QUARTERLY / / ANNUALLY
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     F. DURATION ENTER EITHER THE NUMBER OF         | G. FEDERAL TAXES IF NOT SPECIFIED, THE MINIMUM
        MONTHS OR YEARS.                            |    10% FEDERAL TAX ON NON-QUALIFIED CONTRACTS AND IRAS
                                                    |    WILL BE WITHHELD. MANDATORY 20% ON QUALIFIED         / / Do Not Withhold
                                                    |    CONTRACTS WILL BE WITHHELD STATE MANDATED INCOME
        / / Months____ / / Years_____               |    TAX WILL BE WITHHELD WHERE REQUIRED BY LAW           / / Withhold____ %
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     H. SOURCE SOURCES MAY BE SELECTED FOR DOLLAR AMOUNT WITHDRAWALS ONLY. INDICATE DOLLAR AMOUNTS THAT EQUAL THE TOTAL
        IN 16A. CHOOSE ONE OR MORE SOURCES, OTHERWISE, WITHDRAWALS WILL BE TAKEN EQUALLY FROM CURRENT ALLOCATIONS.
             Fixed __________   |  Aggressive Equity __________   |   Mid-Cap Value __________   |   Small-Cap Index __________
      Money Market __________   |          Growth LT __________   |          Equity __________   |              REIT __________
   High Yield Bond __________   |      Equity Income __________   | Bond and Income __________   |     International __________
      Managed Bond __________   |     Multi-Strategy __________   |    Equity Index __________   |  Emerging Markets __________
  Govt. Securities __________   |    Large-Cap Value __________   |        [xxxxxxx __________]  |          [xxxxxxx __________]
            Growth __________
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    I. 3RD PARTY PAYEE - Name (FIRST, MIDDLE INITIAL, LAST) INDICATE NAME AND ADDRESS OF PAYEE, IF OTHER THAN OWNER.
       FOR DIRECT DEPOSIT, A VOIDED CHECK MUST BE ATTACHED OF ABA NUMBER INDICATED
       Name of Institution/Individual                                           | Account Number
                                                                                |
       -----------------------------------------------------------------------------------------------------------------------------
       Street Address (NUMBER, STREET NAME AND APARTMENT OR UNIT NUMBER)

       -----------------------------------------------------------------------------------------------------------------------------
       City, State & ZIP Code                                                           | ABA Number FOR DIRECT DEPOSIT
                                                                                        |
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/15/ STATEMENT OF APPLICANT MY AGENT AND I DISCUSSED MY                 corrections to my Contract may be made from the application.
     FINANCIAL BACKGROUND AND AS A RESULT I BELIEVE THIS         |      My acceptance of this Contract constitutes acceptance of
     CONTRACT WILL MEET MY INSURABLE NEEDS AND FINANCIAL         |      these corrections. If there are joint applicants, the
     OBJECTIVES. I HAVE CONSIDERED THE APPROPRIATENESS OF        |      Contract, if issued, will be owned by the joint applicants
     FULL OR PARTIAL REPLACEMENT OF ANY EXISTING LIFE            |      as Joint Tenants With The Right Of Survivorship and not as
     INSURANCE OR ANNUITY, IF APPLICABLE. I UNDERSTAND THAT      |      Tenants In Common.
     CONTRACT VALUES MAY INCREASE OF DECREASE DEPENDING ON       |          MY SIGNATURE CERTIFIES, UNDER PENALTY OF PERJURY, THAT
     THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNTS.         |      THE TAXPAYER IDENTIFICATION NUMBER PROVIDED IS CORRECT.
     CONTRACT VALUES UNDER THE VARIABLE ACCOUNTS ARE             |      I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: I AM EXEMPT;
     VARIABLE AND ARE NOT GUARANTEED. I UNDERSTAND THAT ALL      |      OR I HAVE NOT BEEN NOTIFIED THAT I AM SUBJECT TO BACKUP
     PAYMENTS AND VALUES PROVIDED BY THE CONTRACT MAY VARY       |      WITHHOLDING RESULTING FROM FAILURE TO REPORT ALL INTEREST OR
     AS TO DOLLAR AMOUNT TO THE EXTENT THAT THEY ARE BASED ON    |      DIVIDENDS; OR I HAVE BEEN NOTIFIED THAT I AM NO LONGER
     THE INVESTMENT EXPERIENCE OF THE SELECTED PORTFOLIO(S).     |      SUBJECT TO BACKUP WITHHOLDING. (STRIKE OUT THE PRECEDING
     I have received prospectuses. I hereby represent my         |      SENTENCE IF SUBJECT TO BACKUP WITHHOLDING.) THE IRS DOES
     answers to the above questions to be correct and true       |      NOT REQUIRE MY CONSENT TO ANY PROVISION OF THIS DOCUMENT
     to the best of my knowledge and belief, and agree           |      OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
     that this application will be part of the annuity           |      WITHHOLDING.
     Contract issued by Pacific Life. I acknowledge that


     -----------------------------------------------------------------------------   -----------------------------------------------
                                 Signed at City                                              State Where Application Signed

     ----------------------------------------  -----------  --------------------------------------------------  --------------------
               Owner's Signature                  Date                  Joint Owner's Signature                         Date
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/16/ AGENT'S STATEMENT Do You Have Reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Contract applied for will be issued?
     / / Yes / / No IF YES , EXPLAIN IN REPLACEMENT SECTION 7.
     I certify that I am authorized and qualified to discuss this Contract. I have explained to the applicant how the annuity will meet their insurable needs and financial objectives. I have discussed the appropriateness of replacement, if applicable.

      --------------------------  ----------------------------------------------------------   -------------------------------------
           Agent's Signature                       Print Agent's Full Name                              Agent's SSN REQUIRED
       (    )     -
      -----------------------  ----------------------------------------------------------------  -----------------------------------
       Agent's Phone Number                        Broker/Dealer's Name                                Brokerage Account Number
        Option    / / A        / / B         / / C                                                            OPTIONAL
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     G95-00NY 9/99                                                                                              [BARCODE]
                                                                                1600-9A                    * 1 6 0 0 - 9 A 3 *
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          PACIFIC PORTFOLIO VARIABLE ANNUITY APPLICATION INSTRUCTIONS

/ 1/ ANNUITANTS/OWNERS: Maximum age at issue is 85. There are many combinations of Owner and Annuitant registrations which may result in different

/ 2/ consequences. For example, the death of an Owner/Annuitant may have different consequences than the death of a non-owner Annuitant Joint or Contingent Owners and/or Joint Annuitants cannot be named on qualified contracts. For IRAs, Owner and Annuitant must be the participant. For pension/profit sharing, 401(k) and Keogh/HR10 plans, name plan as Owner. For 403(b) plans, name participant as both Owner and Annuitant. Use the Special Requests Section to clarify registrations. Spousal signatures may be required for certain actions in qualified contracts. If qualified plan is owner, also complete Qualified Plan Certification form. Consult a tax adviser to properly structure qualified plans and effect transfers.

/ 3/ BENEFICIARY: Beneficiaries will be joint primary if no boxes are checked. Joint beneficiaries will share equally with rights of survivorship. For non-qualified contracts, if the Owner dies, Contract may only be continued if spouse is sole beneficiary.

/ 4/ CONTRACT TYPE: A conduit IRA is used to move assets from a qualified plan with intent to move the assets to another qualified plan at a later date. Subsequent contributions are not permitted. Transfer indicates a trustee to trustee or custodian to custodian transfer only. If initial IRA payment represents both a rollover and a contribution, indicate amounts for each. Ensure the total matches the check. For a SIMPLE IRA, Pacific Life will only act as a Non-Designated Financial Institution.

/ 5/  ISSUE STATE: Indicate the state where the application is signed.

/ 6/ INITIAL PURCHASE PAYMENTS: Indicate the initial purchase payment in U.S. Dollars. Initial Non-qualified Contract minimum $5,000; Qualified minimum $2,000.

/ 7/ REPLACEMENT: Complete and attach a Transfer/Exchange form and any required state replacement forms.

/ 8/ ALLOCATION OPTIONS: Allocations must total 100% or equal purchase payment. If rebalancing, use percentages only. Portfolio managers are:

         Fixed ..............................Pacific Life
         Money Market .......................Pacific Life
         High Yield Bond ....................Pacific Life
         Managed Bond .......................PIMCO
         Govt. Securities ...................PIMCO
         Growth .............................Capital Guardian
         Aggressive Equity ..................Alliance Capital
         Growth LT ..........................Janus
         Equity Income ......................J.P. Morgan Investment
         Multi-Strategy .....................J.P. Morgan Investment
         Large-Cap Value ....................Salomon
         Mid-Cap Value ......................Lazard
         Equity .............................Goldman Sachs
         Bond and Income ....................Goldman Sachs
         Equity Index .......................Bankers Trust
         Small-Cap Index ....................Bankers Trust
         REIT ...............................Morgan Stanley
         International ......................Morgan Stanley
         Emerging Markets ...................Blairlogie
         [XXXXXXX ...........................XXXXXXX]
         [XXXXXXX ...........................XXXXXXX]

/ 9/ REBALANCING: If no date is chosen, rebalancing will occur on the first business day of the frequency selected and every period after. Actual Start date may occur after date elected. The Fixed Option may not be rebalanced. Additional purchase payments to accounts other than those selected on this application will not be rebalanced. To change allocations, complete a new transfer form.

/10/ SPECIAL REQUESTS: Use this section to indicate special registrations and other instructions.

/11/ ANNUITY DATE (ANNUITY START DATE): Annuity start date cannot be prior to first Contract Anniversary. For non-qualified contracts, if no date is chosen, Annuity Date is the Annuitant's 90th birthday. For qualified contracts, if no date is chosen, Annuity Date is April 1 of year Annuitant reaches age 70.

/12/ PRE-AUTHORIZED CHECKING FOR ADDITIONAL PURCHASE PAYMENTS: Initial minimum purchase may be met over maximum of 12 months. The first purchase payment must accompany this application. Monthly Non-Qualified Contract minimum $400, Qualified Contract minimum $250.

/13/ TRANSFERS: Contracts must be issued for 30 days. Actual start date may occur after date elected. Minimum source account value $5,000. Minimum initial transfer $250. TRANSFER DOLLARS: Last transfer will occur even if remaining balance is less than the amount selected. TRANSFER PERCENTAGES:
      Annual percentage will be divided by the frequency selected.

/14/ PRE-AUTHORIZED WITHDRAWALS: Contract must be issued for 30 days. Actual start date may occur after date elected. Minimum withdrawal $250. Annual percentage will be divided by the frequency selected. Payment will be reduced by any taxes if withholding is applicable, and will be taken from all investment options if none is selected. Withdrawals may be taken from qualified contracts if allowed by the plan.

/15/  STATEMENT OF APPLICANT: Please read this section carefully.

/16/  STATEMENT OF AGENT: Your agent must fully complete and sign this section.

/17/  MAILING INSTRUCTIONS: Send this completed application as follows:



     --------------------------------------------------------------------------
     APPLICATION WITH PAYMENT                    APPLICATION WITHOUT PAYMENT
     --------------------------------------------------------------------------
      AND/OR ADDITIONAL PAYMENTS                      AND/OR REGULAR MAIL
        PACIFIC LIFE & ANNUITY                      PACIFIC LIFE & ANNUITY
           P.O. Box 100060                               P.O. Box 7187
       Pasadena, CA 91189-0060                    Pasadena, CA 91109-7187

        EXPRESS MAIL DELIVERY:                      EXPRESS MAIL DELIVERY:
        PACIFIC LIFE & ANNUITY                      PACIFIC LIFE & ANNUITY
           C/O FCNPC                            1111 S. Arroyo Parkway, Ste. 250
     1111 S. Arroyo Parkway, Ste. 150                Pasadena, CA 91105
          Pasadena, CA 91105